UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

K&F GROWTH ACQUISITION CORP. II

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 23, 2026

K&F Growth Acquisition Corp. II

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42503	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1219 Morningside Drive, Suite 110
Manhattan Beach, CA 90266

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 310-545-9265

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one right	KFIIU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	KFII	The Nasdaq Stock Market LLC
Rights, each right entitling the holder to receive one-fifteenth (1/15) of one Class A ordinary share upon the consummation of the initial business combination	KFIIR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

On October 23, 2026, K&F Growth Acquisition Corp. II, a Cayman Islands exempted company (the “Company”) issued an aggregate of 9,583,332 Class A ordinary shares, par value $0.0001 per share, of the Company (the “Class A Ordinary Shares”) to K&F Growth Acquisition LLC II, the Company’s sponsor (the “Sponsor”), upon the conversion (the “Conversion”) of an equal number of Class B ordinary shares, par value $0.0001 per share, of the Company (the “Class B Ordinary Shares”) held by the Sponsor. The Class A Ordinary Shares issued in connection with the Conversion are subject to the same restrictions applicable to the Class B Ordinary Shares prior to the Conversion, including certain transfer restrictions, waiver of redemption rights and the obligation to vote in favor of an initial business combination as described in the final prospectus filed with the Securities and Exchange Commission (the “SEC”) by the Company on February 6, 2025 (File No. 333-282929) in connection with the Company’s initial public offering. Following the Conversion, there were 39,256,059 Class A Ordinary Shares issued and outstanding and 1 Class B Ordinary Share issued and outstanding.

The Class A Ordinary Shares issued upon the Conversion have not been registered under the Securities Act in reliance on the exemption from registration provided by Section 3(a)(9) thereof.

Additional Information and Where to Find It

The Company filed a definitive proxy statement (the “Extension Proxy Statement”) with the SEC and mailed the same to the Company shareholders on or about October 16, 2026 in connection with the Company’s solicitation of proxies for the vote by the Company shareholders to approve an amendment to its amended and restated memorandum and articles of association to extend the date by which the Company must consummate an initial business combination (the “Extension”). The Company may also file other relevant documents regarding the Extension with the SEC. This current report on Form 8-K does not contain all the information that should be considered concerning the Extension and is not intended to form the basis of any investment decision or any other decision in respect of the Extension. Before making any voting or investment decision, investors, security holders of the Company and other interested persons are urged to read the Extension Proxy Statement and any amendments or supplements thereto when available in connection with the Company’s solicitation of proxies for its extraordinary general meeting in lieu of an annual general meeting of shareholders to be held to approve the Extension, because these documents will contain important information about the Company and the Extension.

Participants in the Solicitation

The Company, David’s Bridal, Inc (“David’s Bridal”)  and Pearl (the wedding planning, media and commerce division of David’s Bridal) and their respective directors, managers and executive officers, under SEC rules, may be deemed participants in the solicitation of proxies of the Company’s shareholders in connection with the potential business combination and/or in connection with the Extension. A list of the names of such directors and executive officers and information regarding their interests in the potential business combination will be included in the registration statement to be filed in connection with the potential business combination when available. A description of the interests of the Company’s directors and executive officers in the Company is contained in the sections entitled “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” and “Directors, Executive Officers and Corporate Governance” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on March 27, 2026, each of which is available free of charge at the SEC’s website at www.sec.gov. Additional information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of the Company’s shareholders in connection with the business combination will be set forth in the Registration Statement, when available.  To the extent that holdings of the Company’s securities have changed from the amounts reported in the Company’s filings with the SEC, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Forward-Looking Statements

This Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact included in this Form 8-K are forward-looking statements. When used in this Form 8-K, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions, as they relate to us or our management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of the Company’s management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the SEC. All subsequent written or oral forward-looking statements attributable to the Company or persons acting on its behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the “Risk Factors” section of the Company’s Proxy Statement, Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and initial public offering prospectus. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

K&F GROWTH ACQUISITION CORP. II

Date: October 26, 2026	By:	/s/ Edward King
		Name:	Edward King
		Title:	Co-Chief Executive Officer

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